                                                                   EXHIBIT 10.18

                             TOWERSTREAM CORPORATION
                          2007 EQUITY COMPENSATION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

          This INCENTIVE STOCK OPTION AGREEMENT (the "Option Agreement"), dated as of the ___ day of ______, 20__ (the "Grant Date"), is between Towerstream
Corporation, a Delaware corporation (the "Company"), and _________ (the
"Optionee"), a key employee of the Company or of a "Related Corporation," as defined in the Towerstream Corporation 2007 Equity Compensation Plan (the
"Plan").

          WHEREAS, the Company desires to give the Optionee the opportunity to purchase shares of common stock of the Company, par value $0. 001 ("Common
Shares") in accordance with the provisions of the Plan, a copy of which is attached hereto;

          NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of
_____ Common Shares. The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference, made a part hereof, and shall control in the event of any conflict with any other terms of this Option
Agreement. The Option granted hereunder is intended to be an incentive stock option ("ISO") meeting the requirements of the Plan and section 422 of the
Internal Revenue Code of 1986, as amended (the "Code"), and not a nonqualified stock option ("NQSO").

          2. Exercise Price. The exercise price of the Common Shares covered by this Option shall be $_____ per share. It is the determination of the committee administering the Plan (the "Committee") that on the Grant Date the exercise price was not less than the greater of (i) 100% (110% for an Optionee who owns more than 10% of the total combined voting power of all shares of stock of the
Company or of a Related Corporation - a "More-Than-10% Owner") of the "Fair
Market Value" (as defined in the Plan) of a Common Share, or (ii) the par value of a Common Share.

          3. Term. Unless earlier terminated pursuant to any provision of the
Plan or of this Option Agreement, this Option shall expire on _____ __, 20__
(the "Expiration Date"), which date is not more than 10 years (five years in the case of a More-Than-10% Owner) from the Grant Date. This Option shall not be exercisable on or after the Expiration Date.

          4. Exercise of Option. The Optionee shall have the right to purchase from the Company, on and after the following dates, the following number of
Common Shares, provided the Optionee has not terminated his or her service as of the applicable vesting date:

Date Installment Becomes
      Exercisable            Number of Common Shares
------------------------   --------------------------
________________________                 _____ Shares
________________________   an additional _____ Shares
________________________   an additional _____ Shares
________________________   an additional _____ Shares

The Committee may accelerate any exercise date of the Option, in its discretion, if it deems such acceleration to be desirable. Once the Option becomes exercisable, it will remain exercisable until it is exercised or until it terminates.

          5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by written notice to the Company at its principal office, which is presently located at 55
Hammerlund Way, Middletown Rhode Island 02842. The form of such notice is attached hereto and shall state the election to exercise the Option and the number of whole shares with respect to which it is being exercised; shall be signed by the person or persons so exercising the Option; and shall be accompanied by payment of the full exercise price of such shares. Only full shares will be issued.

[THE COMMITTEE SHOULD SELECT WHICH OF THE FOLLOWING METHODS OF PAYMENT WILL BE
PERMITTED:]

          The exercise price shall be paid to the Company -

          (a) in cash, or by certified check, bank draft, or postal or express money order;

          (b) through the delivery of Common Shares previously acquired by the
Optionee;

          (c) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option;

          (d) in Common Shares newly acquired by the Optionee upon exercise of the Option (which shall constitute a disqualifying disposition with respect to this ISO);

          (e) in any combination of (a), (b), (c), or (d) above.

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[In the event the exercise price is paid, in whole or in part, with Common
Shares, the portion of the exercise price so paid shall be equal to the Fair
Market Value of the Common Shares surrendered on the date of exercise.]

          Upon receipt of notice of exercise and payment, the Company shall deliver a certificate or certificates representing the Common Shares with respect to which the Option is so exercised. The Optionee shall obtain the rights of a shareholder upon receipt of a certificate(s) representing such
Common Shares.

          Such certificate(s) shall be registered in the name of the person so exercising the Option (or, if the Option is exercised by the Optionee and if the
Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship), and shall be delivered as provided above to, or upon the written order of, the person exercising the Option. In the event the Option is exercised by any person after the death or disability (as determined in accordance with
Section 22(e)(3) of the Code) of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All
Common Shares that are purchased upon exercise of the Option as provided herein shall be fully paid and non-assessable.

          6. Non-Transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the
Option shall be exercisable only by the Optionee or, in the event of his or her disability, by his or her guardian or legal representative.

          7. Termination of Employment. If the Optionee's employment with the
Company and all Related Corporations is terminated for any reason (other than death or disability) prior to the Expiration Date, this Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination of employment by the
Optionee at any time prior to the earlier of (i) the Expiration Date, or (ii)
three months after such termination of employment. Any part of the Option that was not exercisable immediately before the Optionee's termination of employment shall terminate at that time.

          8. Disability. If the Optionee becomes disabled (as determined in accordance with section 22(e)(3) of the Code) during his or her employment and, prior to the Expiration Date, the Optionee's employment is terminated as a consequence of such disability, this Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination of employment by the Optionee or by the Optionee's legal representative at any time prior to the earlier of (i) the
Expiration Date or (ii) one year after such termination of employment. Any part of the Option that was not exercisable immediately before the Optionee's termination of employment shall terminate at that time.

          9. Death. If the Optionee dies during his or her employment and prior to the Expiration Date, or if the Optionee's employment is terminated for any reason (as described in Paragraphs 7 and 8) and the Optionee dies following his or her termination of employment but

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prior to the earliest of (i) the Expiration Date, or (ii) the expiration of the period determined under Paragraph 7 or 8 (as applicable to the Optionee) this
Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of his or her death by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Optionee's death, at any time prior to the earlier of (i) the
Expiration Date or (ii) one year after the date of the Optionee's death. Any part of the Option that was not exercisable immediately before the Optionee's death shall terminate at that time.

          10. Disqualifying Disposition of Option Shares. The Optionee agrees to give written notice to the Company, at its principal office, if a "disposition"
of the Common Shares acquired through exercise of the Option granted hereunder occurs at any time within two years after the Grant Date or within one year after the transfer to the Optionee of such shares. Optionee acknowledges that if such disposition occurs, the Optionee generally will recognize ordinary income as of the date the Option was exercised in an amount equal to the lesser of (i)
the Fair Market Value of the Common Shares on the date of exercise minus the exercise price, or (ii) the amount realized on disposition of such shares minus the exercise price. For purposes of this Paragraph, the term "disposition" shall have the meaning assigned to such term by section 424(c) of the Code.

          11. Governing Law. This Option Agreement shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of the Optionee under, the
Plan and Options granted thereunder.

          IN WITNESS WHEREOF, the Company has caused this Incentive Stock Option
Agreement to be duly executed by its duly authorized officer, and the Optionee has hereunto set his or her hand and seal, all as of the ______ day of
_____________, 20__.

                                        TOWERSTREAM CORPORATION

                                        ----------------------------------------
                                        By:

                                        ----------------------------------------
                                        Optionee

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                             TOWERSTREAM CORPORATION
                          2007 EQUITY COMPENSATION PLAN

                  Notice of Exercise of Incentive Stock Option

          I hereby exercise the incentive stock option granted to me pursuant to the Incentive Stock Option Agreement dated as of _____________ __, 20__, by
Towerstream corporation (the "Company"), with respect to the following number of shares of the Company's common stock ("Shares"), par value $0. 001 per Share, covered by said option:

                  Number of Shares to be purchased:    _______

                  Purchase price per Share:           $_______

                  Total purchase price:               $_______

___   A.  Enclosed is cash or my certified check, bank draft, or postal or express money order in the amount of $________ in full/partial [CIRCLE
          ONE] payment for such Shares;

                                     and/or

___   B.  Enclosed is/are ________ Share(s) with a total fair market value of
          $_______ on the date hereof in full/partial [CIRCLE ONE] payment for such Shares;

                                     and/or

___   C.  I have provided notice to __________ [INSERT NAME OF BROKER], a broker, who will render full/partial [CIRCLE ONE] payment for such
          Shares. [OPTIONEE SHOULD ATTACH TO THE NOTICE OF EXERCISE PROVIDED TO
          SUCH BROKER A COPY OF THIS NOTICE OF EXERCISE AND IRREVOCABLE
          INSTRUCTIONS TO PAY TO THE COMPANY THE FULL/PARTIAL (AS ELECTED ABOVE)
          EXERCISE PRICE.]

                                     and/or

___   D.  I elect to satisfy the payment for Shares purchased hereunder by having the Company withhold newly acquired Shares pursuant to the exercise of the Option. I understand that this will result in a
          "disqualifying disposition," as described in Section 10 of my
          Incentive Stock Option Agreement.

          Please have the certificate or certificates representing the purchased
Shares registered in the following name or names*: ________________
_______________; and sent to _________________________.

DATED: ________ __, 20__                        ----------------------
                                                 Optionee's Signature

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*    Certificates may be registered in the name of the Optionee alone or in the joint names (with right of survivorship) of the Optionee and his or her spouse.

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